Exhibit 32.2
SECTION 1350 CERTIFICATION
In connection with the Quarterly Report on Form 10-Q of Owens Corning (the “Company”) for the quarterly period ended September 30, 2026 (the “Report”), I, Jonathan M. Collins, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jonathan M. Collins
Jonathan M. Collins
Executive Vice President, Chief Financial Officer (Principal Financial Officer)

November 4, 2026